UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 11, 2007
EAGLE ROCK ENERGY PARTNERS, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	001-33016	68-0629883

(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

16701 Greenspoint Park Drive,
Suite 200		77060
Houston, Texas (Address of principal executive offices)		(Zip Code)
(281) 408-1200

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
Exhibit Index
Consent of Hein & Associates LLP
Consent of BDO Seidman, LLP
Audited Financial Statements of Escambia Asset Co. LLC
Audited Financial Statements of Laser Midstream Energy, LP
Unaudited Pro Forma Financial Statements

Item 2.01 Completion of Acquisition or Disposition of Assets.
     This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Eagle Rock Energy Partners, L.P. (the “Partnership”) on August 6, 2007 regarding its acquisition of Escambia Asset Co. LLC and Escambia Operating Co. LLC (collectively, “EAC”) and Redman Energy Holdings, L.P., Redman Energy Holdings II, L.P. and certain assets owned by NGP Income Co-Investment Opportunities Fund II, L.P. (collectively, “Redman”). The purpose of this amendment is to provide the historical financial statements of EAC required under Item 9.01(a) and the pro forma financial information required under Item 9.01(b), which were not previously filed.
     As previously reported on Form 8-K dated April 30, 2007, the Partnership completed the acquisition of Laser Midstream Energy, LP (“Laser”) on April 30, 2007. As a result of the acquisition of Redman, the Partnership has completed multiple insignificant business acquisitions since December 31, 2006, and is therefore required to provide the historical financial statements of those businesses which represent a substantial majority of the businesses acquired. This amendment, therefore, also provides the historical financial statements of Laser required under Item 9.01(a) and the pro forma financial information required under Item 9.01(b), which were not previously filed. Because Laser was acquired during the second quarter and its financials are reflected in the Partnership’s financial statements during the second quarter of 2007, the financial statements of Laser included in this Form 8-K/A include interim financial statements through the quarter ended March 31, 2007 only.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.
     The audited financial statements of EAC for the eight-month period from its inception on May 5, 2006 through December 31, 2006 and the audited financial statements of EAC for the three-month period ended on March 31, 2007 and the unaudited financial statements for the six-month period ended June 30, 2007 are included in Exhibit 99.1 hereto.
     The audited financial statements of Laser for the year ended on December 31, 2006 and for the period from its inception on April 14, 2005 through December 31, 2005 and the unaudited financial statements for the period ended March 31, 2007 are included in Exhibit 99.2 hereto.
(b)	Pro Forma Financial Information.
     The unaudited pro forma financial information of the Partnership for the year ended 2006 and the six months ended June 30, 2007 is included in Exhibit 99.3 hereto.
(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Hein & Associates LLP
23.2	Consent of BDO Seidman, LLP
99.1	Unaudited combined financial statements of Escambia Asset Co. LLC and Escambia Operating Co. LLC for the six-month period ended June 30, 2007 and audited combined financial statements for the period from its inception on May 5, 2006 through December 31, 2006 and the three-month period ended on March 31, 2007.
99.2	Audited consolidated financial statements of Laser Midstream Energy, LP, and subsidiaries, for the year ended December 31, 2006 and for the period from its inception on April 14, 2005 through December 31, 2005 and unaudited consolidated financial statements for the three-month period ended March 31, 2007.
99.3	Unaudited pro forma financial statements of the Partnership reflecting the acquisition of Escambia Asset Co. LLC, Escambia Operating Co. LLC and Laser Midstream Energy, LP as though the acquisitions had occurred on January 1, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE ROCK ENERGY PARTNERS, L.P. By: Eagle Rock Energy GP, L.P., its general partner By: Eagle Rock Energy G&P, LLC, its general partner
Date: October 11, 2007	By:	/s/ Alfredo Garcia
Alfredo Garcia
Senior Vice President, Corporate Development

Exhibit Index

Exhibit No.	Description

23.1	Consent of Hein & Associates LLP
23.2	Consent of BDO Seidman, LLP
99.1	Unaudited combined financial statements of Escambia Asset Co. LLC and Escambia Operating Co. LLC for the six-month period ended June 30, 2007 and audited combined financial statements for the period from its inception on May 5, 2006 through December 31, 2006 and the three-month period ended on March 31, 2007.
99.2	Audited consolidated financial statements of Laser Midstream Energy, LP, and subsidiaries, for the year ended December 31, 2006 and for the period from its inception on April 14, 2005 through December 31, 2005 and unaudited consolidated financial statements for the three-month period ended March 31, 2007.
99.3	Unaudited pro forma financial statements of the Partnership reflecting the acquisition of Escambia Asset Co. LLC, Escambia Operating Co. LLC and Laser Midstream Energy, LP as though the acquisitions had occurred on January 1, 2006.